UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 14, 2024

COCA COLA CO

(Exact name of Registrant as specified in its charter)

Delaware		001-02217	58-0628465
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

One Coca-Cola Plaza
Atlanta,	Georgia		30313
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (404) 676-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.25 Par Value	KO	New York Stock Exchange
1.875% Notes Due 2026	KO26	New York Stock Exchange
0.750% Notes Due 2026	KO26C	New York Stock Exchange
1.125% Notes Due 2027	KO27	New York Stock Exchange
0.125% Notes Due 2029	KO29A	New York Stock Exchange
0.125% Notes Due 2029	KO29B	New York Stock Exchange
0.400% Notes Due 2030	KO30B	New York Stock Exchange
1.250% Notes Due 2031	KO31	New York Stock Exchange
3.125% Notes Due 2032	KO32	New York Stock Exchange
0.375% Notes Due 2033	KO33	New York Stock Exchange
0.500% Notes Due 2033	KO33A	New York Stock Exchange
1.625% Notes Due 2035	KO35	New York Stock Exchange
1.100% Notes Due 2036	KO36	New York Stock Exchange
0.950% Notes Due 2036	KO36A	New York Stock Exchange
0.800% Notes Due 2040	KO40B	New York Stock Exchange
1.000% Notes Due 2041	KO41	New York Stock Exchange
3.500% Notes Due 2044	KO44	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

U.S. Dollar-Denominated Notes Offering

On August 14, 2024, The Coca-Cola Company (the “Company”) completed its previously announced public offering of $750,000,000 aggregate principal amount of its 4.650% Notes due 2034 (the “2034 notes”), $1,500,000,000 aggregate principal amount of its 5.200% Notes due 2055 (the “2055 notes”) and $750,000,000 aggregate principal amount of its 5.400% Notes due 2064 (the “2064 notes” and, together with the 2034 notes and the 2055 notes, the “Dollar Notes”). The 2064 notes constituted a further issuance of the Company’s 5.400% Notes due 2064, of which $900,000,000 aggregate principal amount was issued on May 13, 2024 (the “existing 2064 notes”) under the Indenture. The 2064 notes have the same CUSIP number and will trade interchangeably with the existing 2064 notes. The offering price of the 2064 notes included accrued interest from, and including, May 13, 2024 to, but excluding, the issue date of the 2064 notes, which was paid by the purchasers of the 2064 notes. After giving effect to the issuance of the 2064 notes, $1,650,000,000 aggregate principal amount of 5.400% Notes due 2064 was outstanding.

The offering of the Dollar Notes was made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-268053) filed with the Securities and Exchange Commission (the “SEC”) on October 28, 2022.

The Dollar Notes were issued under an Amended and Restated Indenture, dated as of April 26, 1988 (as supplemented, the “Indenture”), between the Company and Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, as trustee, as supplemented by the First Supplemental Indenture, dated as of February 24, 1992, and the Second Supplemental Indenture, dated as of November 1, 2007, between the Company and Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, as trustee.

The Company intends to use the net proceeds from the offering of the Dollar Notes for general corporate purposes, which may include working capital, capital expenditures, acquisitions of or investments in businesses or assets and redemption and repayment of short-term or long-term borrowings, as well as for making any potential payments in connection with the Company’s ongoing tax litigation with the United States Internal Revenue Service and the Company’s final contingent consideration payment in 2025 in connection with its acquisition of fairlife, LLC.

The Indenture and the forms of global note for the offering are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

In reviewing the agreements included as exhibits to this report, please remember they are included to provide you with information regarding their terms and are not intended to provide any other factual or disclosure information about the Company or the other parties to the agreements. The agreements contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the other parties to the applicable agreement and:

•	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	may have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

•	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

•	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found elsewhere in this report and the Company’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

Exhibit No.	Description
4.1	Amended and Restated Indenture, dated as of April 26, 1988, between the Company and Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, as trustee — incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (Registration No. 33-50743) filed on October 25, 1993.
4.2	First Supplemental Indenture, dated as of February 24, 1992, to Amended and Restated Indenture, dated as of April 26, 1988, between the Company and Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, as trustee — incorporated herein by reference to Exhibit 4.2 to the Company’s Registration Statement on Form S-3 (Registration No. 33-50743) filed on October 25, 1993.
4.3	Second Supplemental Indenture, dated as of November 1, 2007, to Amended and Restated Indenture, dated as of April 26, 1988, as amended, between the Company and Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, as trustee — incorporated herein by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K filed on March 5, 2009.
4.4	Form of Note for 4.650% Notes due 2034.
4.5	Form of Note for 5.200% Notes due 2055.
4.6	Form of Note for 5.400% Notes due 2064 — incorporated herein by reference to Exhibit 4.6 of the Company’s Current Report on Form 8-K filed on May 13, 2024.
5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the Dollar Notes.
23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP — included as part of Exhibit 5.1 hereto.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the iXBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date: August 14, 2024

THE COCA-COLA COMPANY
(REGISTRANT)

By:	/s/ ERIN MAY
	Name:	Erin May
	Title:	Senior Vice President, Controller and Chief Accounting Officer